EXHIBIT 99.1

   News Release

National Penn Bancshares, Inc.
Reports Record First Quarter Net Income

Media Contact:                                            Catharine S. Bower, Communications Manager
        (610) 369-6618 or csbower@natpennbank.com

Investor Contact:                                            Michelle H. Debkowski, Investor Relations
        (610) 369-6461 or mhdebkowski@natpennbank.com

BOYERTOWN, Pa., April 17, 2008 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported record first quarter 2008 net income totaling $21.59 million, or $0.33 per diluted share.  Net income increased approximately 39.5% compared to $15.48 million earned in the first quarter of 2007.  Diluted earnings per share was $0.31 in the first quarter of 2007.1

    For the first three months of 2008, annualized returns on average assets and average shareholders’ equity were 1.10% and 10.54%, respectively.   For the first three months of 2007, the annualized returns on average assets and average shareholders’ equity were 1.15% and 11.61%, respectively.

On January 4 and February 1, 2008, National Penn completed the mergers with Christiana Bank & Trust Company and KNBT Bancorp, Inc., respectively.

As of March 31, 2008, National Penn’s total assets were $9.11 billion and total deposits were $6.10 billion. The allowance for loan and lease losses as of March 31, 2008 was $81.63 million, which represented 1.36% of total loans and leases outstanding of $6.01 billion.

Commenting on first quarter 2008, Glenn E. Moyer, National Penn president and chief executive officer, said, “The first quarter of 2008 was a transformational period for National Penn with the completion of the mergers with Christiana Bank & Trust and KNBT Bancorp.  We’re proceeding expeditiously with the integration of these two companies, and are very pleased with the early results of our combined organization.  The interest rate, economic, and competitive environments continue to challenge earnings performance at financial institutions.  With that said, the National Penn team is working very hard to overcome these headwinds, and we’re pleased that we have been able to report record quarterly net income for the first quarter 2008 .  Our balanced growth strategy continues to focus on both organic and merger growth, and we’re busy on both fronts as we move forward in 2008.”
__________
12007 per share data is adjusted for the 3% stock dividend paid on September 28, 2007.

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.1 billion in assets, is the fifth largest bank holding company based in Pennsylvania.

Headquartered in Boyertown, National Penn operates more than 130 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, KNBT, and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary, Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; National Penn Leasing Company; National Penn Insurance Agency, Inc.; Caruso Benefits Group, Inc.; and Higgins Insurance Associates, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”.  Additional information about the National Penn family is available on the Company’s Web site at www.nationalpennbancshares.com.

_________

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance.  This measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution.  Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

National Penn Bancshares, Inc.

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)

Three Months Ended March 31,	2008 (3)	2007 (2) (3)
STATEMENTS OF CONDITION
Total assets	$9,108,114	$5,520,052
Total deposits	6,103,567	3,730,682
Total loans and leases	6,012,864	3,676,966
Total shareholders' equity	1,046,037	549,848
Book value per share	13.17	11.10

EARNINGS
Total interest income	$110,403	$80,393
Total interest expense	53,989	42,467
Net interest income	56,414	37,926
Provision for loan and lease losses	3,410	1,075
Net interest income after provision
for loan and lease losses	53,004	36,851
Other income	24,211	16,694
Other expenses	48,914	33,766
Income before income taxes	28,301	19,779
Income taxes	6,708	4,296
Net income	$21,593	$15,483

Return on average assets	1.10%	1.15%
Return on average shareholders' equity	10.54%	11.61%
Return on average tangible equity (1)	21.84%	24.39%
Average shares - basic	65,190,940	49,488,268
Average shares - diluted	65,899,893	50,235,272

PER SHARE
Basic earnings	$0.33	$0.31
Diluted earnings	0.33	0.31
Dividends paid in cash	0.1700	0.1626

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	10.54%	11.61%
Effect of goodwill and intangibles	11.30%	12.78%
Return on average tangible equity	21.84%	24.39%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$823,757	$540,823
Average goodwill and intangibles	(426,039)	(283,350)
Average tangible equity	$397,718	$257,473

(2) Share and per share information adjusted for a 3% stock dividend paid September 28, 2007.

(3) Unaudited

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/08
Date	4/17/2008
	PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	Cash & Cash Equivalents	$201,655	$111,520	$99,379	$125,128	$101,676
	Held to Maturity Securities	271,381	243,595	244,815	245,964	248,543
	Securities Available for Sale	1,669,200	1,137,426	1,175,598	1,063,705	1,049,503
	Total Securities	1,940,581	1,381,021	1,420,413	1,309,669	1,298,046
	Total Cash and Securities	2,142,236	1,492,541	1,519,792	1,434,797	1,399,722
	Loans & Leases Held for Sale	5,711	3,823	2,127	9,305	23,215
	Loans & Leases Held for Investment	6,007,153	3,871,430	3,784,674	3,721,182	3,653,751
	Total Loans and Leases	6,012,864	3,875,253	3,786,801	3,730,487	3,676,966
	Loan Loss Reserve	(81,631)	(54,897)	(56,294)	(57,004)	(57,771)
	Premises and Equipment, net	110,438	61,214	61,743	61,230	55,132
	Bank Owned Life Insurance	189,050	102,407	101,318	100,216	99,538
	Goodwill	545,484	261,552	261,161	261,161	263,104
	Other Intangibles	42,139	16,160	16,919	17,677	18,435
	Total Intangible Assets	587,623	277,712	278,080	278,838	281,539
	Unconsolidated Investments Under the Equity Method	12,609	11,490	10,058	10,724	10,509
	Real Estate Owned & Held for Investment	326	-	364	364	140
	Other Assets (2)	134,599	58,701	62,069	61,518	54,277
	Total Assets (2)	$9,108,114	$5,824,421	$5,763,931	$5,621,170	$5,520,052

BALANCE SHEET - LIABILITIES ($000s)
	Interest-bearing Deposits	$5,335,413	$3,423,447	$3,439,266	$3,309,328	$3,207,733
	Non-interest bearing Deposits	$768,154	$522,716	$488,557	$516,458	$522,949
	Borrowings	1,698,974	1,114,206	1,080,221	1,055,527	1,038,232
	Subordinated Debt (Trust Preferred Securities)	141,009	139,997	141,591	142,780	142,654
	Other Liabilities	118,527	60,108	59,974	51,172	58,636
	Total Liabilities	$8,062,077	$5,260,474	$5,209,609	$5,075,265	$4,970,204

BALANCE SHEET - EQUITY ($000s)
	Common Stock	$975,744	$491,011	$490,872	$466,837	$466,555
	Retained Earnings	95,859	85,242	76,888	91,548	83,368
	Accumulated Other Comprehensive Income	$(25,485)	$(4,281)	$(6,458)	$(12,193)	713
	Treasury Stock	(81)	(8,025)	(6,980)	(287)	(788)
	Total Shareholders Equity (2)	$1,046,037	$563,947	$554,322	$545,905	$549,848

MEMO ITEMS
	Accumulated other comprehensive (loss) income	$(25,485)	$(4,281)	$(6,458)	$(12,193)	$713
	Book Value Per Share (1)(2)	$13.17	$11.49	$11.28	$11.01	$11.10
	Tangible Book Value Per Share(1)(2)	$5.77	$5.83	$5.62	$5.39	$5.42
	EOP Common Shares Outstanding (excluding Treasury shares)(1)	79,410,734	49,068,819	49,150,514	49,584,957	49,543,066
	Treasury Shares Held By Company (1)	5,064	544,061	477,117	16,470	41,578
	Did you announce a repurchase plan during this period?	NO	NO	NO	NO	NO
	Number of Shares to be Repurchased in Plans (1)	3,779,456	3,779,456	3,779,456	3,779,456	3,779,456
	Number of Shares Repurchased During Period (1)	33,587	326,039	594,566	86,229	31,869
	Average Price of Repurchased Shares (1)	$16.38	$14.76	$14.61	$17.92	$18.73

	(1) Adjusted as necessary for a 3% stock dividend paid September 28, 2007.
	(2) Adjusted as necessary for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/08
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
	ENDED	ENDED	ENDED	ENDED	ENDED
INCOME STATEMENT ($000s)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$110,403	$86,502	$85,727	$82,851	$80,393
Interest Expense	53,989	45,991	46,631	44,364	42,467
Net Interest Income	56,414	40,511	39,096	38,487	37,926
Loan and Lease Loss Provision	3,410	3,800	1,420	1,537	1,075
Net Interest Income after Provision for Loan and Lease Losses	53,004	36,711	37,676	36,950	36,851
Wealth Management Income	7,608	4,605	4,359	4,289	4,063
Service Charges on Deposits	5,261	4,499	4,461	4,314	4,098
Cash Management and Electronic Banking Fees	2,928	2,367	2,241	2,112	1,942
Mortgage Banking Income	591	512	468	1,110	876
Insurance Commissions and Fees	3,806	1,383	1,556	1,487	2,200
Bank Owned Life Insurance Income	1,580	1,089	1,102	1,078	1,099
Equity in Unconsolidated Investments	612	2,549	226	216	(589)
Net Gains (Losses) on Sale of Investment Securities	-	331	600	564	569
Gain on Sale of Building(s)	-	-	279	170	-
BOLI Death Benefit Income	-	-	-	837	374
Other Non-Interest Income	1,825	3,121	2,958	1,621	2,062
Non-Recurring Income	-	-	-	-	-
Total Non-Interest Income	24,211	20,456	18,250	17,798	16,694
Salaries, Wages and Employee Benefits (2)	29,230	22,337	20,982	20,557	20,499
Net Premises and Equipment Expense	8,007	5,016	4,867	4,851	5,068
Amortization of Intangibles	1,582	758	758	759	759
Other Non-Interest Expense	10,095	8,733	7,494	7,895	7,440
Non-Recurring Expense	-	-	-	-	-
Total Non-Interest Expense (2)	48,914	36,844	34,101	34,062	33,766
Net Income Before Taxes (2)	28,301	20,323	21,825	20,686	19,779
Income Tax Expense (2)	6,708	3,614	5,018	4,452	4,296
Net Income (2)	21,593	16,709	16,807	16,234	15,483

Net Interest Income (FTE)	$60,999	$44,883	$43,260	$42,278	$41,563

EARNINGS PER SHARE:

Basic
Net income (1) (2)	$0.33	$0.34	$0.34	$0.33	$0.31
Diluted
Net income (1) (2)	$0.33	$0.34	$0.34	$0.32	$0.31
Average Shares Basic (1)	65,190,940	49,044,107	49,146,831	49,556,675	49,488,268
Average Shares Diluted (1)	65,899,893	49,496,144	49,641,283	50,181,973	50,235,272

(1) Adjusted as necessary for a 3% stock dividend paid September 28, 2007.
(2) Adjusted as necessary for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)	1.10%	1.15%	1.18%	1.17%	1.15%
Return on Avg. Equity (annualized)	10.54%	11.96%	12.30%	11.91%	11.61%
Return on Avg. Tangible Equity (annualized) (3)	21.84%	23.96%	25.29%	24.47%	24.39%
Average Tangible Equity to Tangible Assets (5)	5.31%	5.04%	4.90%	5.06%	4.98%
Average Realized Tangible Equity to Average Tangible Assets Ratio (6)	5.38%	5.14%	5.10%	5.10%	4.98%

(3) (Net income x (365/92)), divided by (average equity - average goodwill and intangibles)
(5) Average tangible equity, divided by (average assets - average goodwill and intangibles).
(6) (Average tangible equity - average AOCI), divided by average tangible assets.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	10.54%	11.96%	12.30%	11.91%	11.61%
Effect of goodwill and intangibles	11.30%	12.00%	12.99%	12.56%	12.78%
Return on average tangible equity	21.84%	23.96%	25.29%	24.47%	24.39%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$823,757	$554,334	$542,052	$546,765	$540,823
Average goodwill and intangibles	(426,039)	(277,691)	(278,441)	(280,649)	(283,350)
Average tangible equity	397,718	276,643	263,611	266,116	257,473

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/08

PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
	ENDED	ENDED	ENDED	ENDED	ENDED
CHARGEOFFS ($000s)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$3,001	$5,624	$2,482	$2,859	$2,086
Recoveries on Loans	(440)	(428)	(352)	(555)	(475)
Net Loan Chargeoffs	$2,561	$5,196	$2,130	$2,304	$1,611

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$22,679	$15,198	$8,435	$12,270	$12,077
Renegotiated Loans	-	-	-	-	-
Other Real Estate Owned	326	-	364	364	140
Total Non-performing Assets	$23,005	$15,198	$8,799	$12,634	$12,217
Loans 90+ Days Past Due & Still Accruing	1,140	87	67	619	243
Non-performing + Loans 90 Days Past Due	$24,145	$15,285	$8,866	$13,253	$12,460
Allowance for Loan and Lease Losses	$81,631	$54,897	$56,294	$57,004	$57,771
Coverage Ratio	338.1%	359.2%	634.9%	430.1%	463.7%

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$622,391	$426,236	$420,014	$417,762	$405,972
Tier 1 Ratio (%)	9.11%	9.54%	9.64%	9.93%	9.92%
Total Capital (Tier 1 + Tier 2)	$704,087	$482,692	$475,596	$470,902	$459,795
Total Capital Ratio (%)	10.31%	10.81%	10.91%	11.20%	11.23%
Total Risk-Adjusted Assets	$6,829,295	$4,466,824	$4,358,884	$4,206,000	$4,093,619
Tier 1 Leverage Ratio	8.50%	7.76%	7.80%	7.94%	8.00%
Tangible Equity to Tangible Assets Ratio	5.38%	5.16%	5.04%	5.00%	5.12%
Realized Tangible Equity to Tangible Assets Ratio	5.68%	5.24%	5.15%	5.23%	5.11%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Held to Maturity Securities (Fair Value)	$269,382	$243,218	$243,593	$238,741	$247,444
Common Stock Dividends (total $ in period)	$8,825	$8,354	$8,066	$8,066	$8,048
Dividends per Common Share (2)	$0.1700	$0.1700	$0.1626	$0.1626	$0.1626
EOP Employees (Full Time Equivalent)	1,906	1,171	1,185	1,227	1,195

(1) Adjusted as necessary for modified retrospective method adoption under FAS123 ( R ).
(2) Adjusted as necessary for a 3% stock dividend paid September 28, 2007.

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/08

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$1,098,437	$723,144	$713,887	$695,396	$661,504
Commercial Real Estate	1,609,201	1,329,482	1,304,911	1,277,469	1,275,878
Residential Mortgage (including multi-family)	1,594,672	795,151	781,087	798,808	809,097
Real Estate Construction and Land Development	537,310	328,720	310,372	295,618	288,171
Home Equity (revolving and 2nd lien)	762,717	464,673	447,130	441,579	437,467
Consumer (Loans to Individuals)	224,594	73,494	70,817	63,558	61,112
Other Loans	185,933	160,589	158,597	158,059	143,737
Total Loans (net of unearned)	6,012,864	3,875,253	3,786,801	3,730,487	3,676,966
Investment Securities	1,941,582	1,381,021	1,420,413	1,309,669	1,298,046
Other Earning Assets	33,520	7,228	5,616	3,933	2,760
Total Earning Assets (net of loan loss reserve)	$7,906,335	$5,208,604	$5,156,536	$4,987,085	$4,920,001

Deposit Breakdown:
Savings	$377,416	$193,938	$193,232	$208,694	$220,192
NOW Accounts	932,132	733,242	775,385	722,656	624,276
Money Market Accounts	1,679,063	957,423	951,104	960,302	932,189
CDs $100m or less	1,722,316	992,741	1,008,792	961,964	911,951
CDs greater than $100m	624,488	546,103	510,753	455,712	519,125
Total Int. Bearing Deposits	5,335,415	3,423,447	3,439,266	3,309,328	3,207,733
Short-Term Borrowings	678,581	497,023	452,761	427,792	590,226
Long-Term Debt	1,161,403	757,180	769,051	770,515	590,660
Total Int. Bearing Liabilities	$7,175,399	$4,677,650	$4,661,078	$4,507,635	$4,388,619

Loan Breakdown: (Internal)
Business Purpose Loans	$2,575,761	$1,621,101	$1,571,459	$1,542,646	$1,521,929
Residential Mortgage	1,069,643	494,413	485,967	515,339	491,366
Commercial Real Estate, Construction and Land Dev	1,389,608	1,296,277	1,265,904	1,215,586	1,202,717
Consumer (loans to Individual)	977,852	463,462	463,471	456,916	460,954
Total Loans (net of unearned)	$6,012,864	$3,875,253	$3,786,801	$3,730,487	$3,676,966

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/08

BALANCE AND YIELD/COST ANALYSIS:		AS OF		AS OF		AS OF		AS OF		AS OF
		3/31/2008		12/31/2007		9/30/2007		6/30/2007		3/31/2007
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
		Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield

Total Loans (net of unearned)		$5,296,371	6.80%	$3,825,406	7.24%	$3,756,081	7.40%	$3,700,384	7.35%	$3,639,246	7.36%
Investment Securities (incl. trading assets)		1,802,951	5.63%	1,393,393	5.98%	1,356,853	5.78%	1,302,524	5.79%	1,271,449	5.73%
Other Earning Assets		24,148	2.22%	10,550	3.35%	4,656	4.60%	3,958	6.18%	12,785	1.65%

Total Earning Assets		7,123,470	6.49%	5,229,349	6.89%	5,117,590	6.97%	5,006,866	6.94%	4,923,480	6.92%
Total Earning Assets (net of loan loss reserve)		7,051,565	6.56%	5,172,622	6.97%	5,060,766	7.05%	4,948,851	7.02%	4,864,994	7.00%
Total Assets		7,886,342	5.86%	5,768,409	6.25%	5,661,055	6.30%	5,542,100	6.27%	5,452,202	6.25%

Savings		316,680	0.71%	193,088	1.08%	200,665	1.11%	212,624	1.12%	216,121	1.17%
NOW Accounts		843,526	1.79%	766,446	2.65%	734,140	2.67%	689,712	2.53%	625,108	2.30%
Money Market Accounts		1,416,426	2.78%	961,975	3.38%	965,630	3.65%	944,773	3.68%	939,598	3.65%
Certificates		2,097,691	4.32%	1,512,883	4.70%	1,457,016	4.76%	1,437,808	4.74%	1,476,314	4.69%

Total Int. Bearing Deposits		4,674,323	3.16%	3,434,392	3.67%	3,357,451	3.77%	3,284,917	3.74%	3,257,141	3.70%

Non-Interest Bearing Deposits		649,278		493,152		499,398		500,580		487,661
Total Deposits		5,323,601	2.77%	3,927,544	3.21%	3,856,849	3.28%	3,785,497	3.24%	3,744,802	3.22%

Short-Term Borrowings		643,958	3.29%	463,461	3.82%	437,019	4.03%	496,311	4.28%	503,795	4.14%
Long-Term Borrowings		1,049,870	4.61%	758,929	5.10%	770,371	5.31%	660,668	5.14%	598,757	5.17%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)		7,017,429	3.09%	5,149,934	3.54%	5,064,239	3.65%	4,942,476	3.60%	4,847,354	3.55%
Total Int. Bearing Liabilities		6,368,151	3.41%	4,656,782	3.92%	4,564,841	4.05%	4,441,896	4.01%	4,359,693	3.95%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)			3.48%		3.44%		3.39%		3.43%		3.46%
Net Yield on Earning Assets: (Margin)			3.44%		3.41%		3.35%		3.39%		3.42%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices		132		81		81		80		80
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1		1		1		1		1
Total Number of ATMs		152		81		83		83		83

MD
Total Number of Banking Offices		1		1		1		1		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		0		0		0		0		0
Total Number of ATMs		1		1		1		1		1

DE
Total Number of Banking Offices		2		0		0		0		0
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1		0		0		0		0
Total Number of ATMs		1		1		0		0		0

TOTAL
Total Number of Banking Offices		135		82		82		81		81
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		2		1		1		1		1
Total Number of ATMs		154		83		84		84		84

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	NO
Periods Restated on this report:
Reason: